UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2022 (April 5, 2022)

Compass, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fifth Avenue, 3rd Floor
New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 913-9058

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2022, the Board of Directors (the “Board”) of Compass, Inc. (the “Company”) elected Josh McCarter as a director to fill an existing vacancy, effective on April 15, 2022. Mr. McCarter will serve as a Class III director with a term expiring at the Company’s annual meeting of stockholders in 2024, or until his successor is duly elected and qualified. The committee or committees of the Board on which Mr. McCarter may sit have not yet been determined. There are currently no arrangements pursuant to which Mr. McCarter was appointed to the Board, and Mr. McCarter will receive compensation in accordance with the Company’s standard arrangements for non-employee directors.

Mr. McCarter serves as the Chief Executive Officer of Mindbody, Inc. (“Mindbody”). He joined Mindbody in 2018 and served as Chief Strategy Officer until 2019 and President until 2020 before his appointment to Chief Executive Officer in 2020. Prior to joining Mindbody, from 2010 to 2018, Mr. McCarter served as the Chief Executive Officer of Booker Software, Inc., which was acquired by Mindbody in 2018, and before that as President and Chief Operating Officer of Arbitech, LLC from 2003 to 2010, Chief Operating Officer of SpaFinder, Inc. from 2000 to 2002 and Vice President of Business Development and International Development of Autobytel from 1996 to 2000. Mr. McCarter has also held various board positions with private companies, community organizations, and non-profit organizations including the Young Presidents’ Organization, a worldwide leadership community of chief executives, and the Juvenile Diabetes Research Foundation, a non-profit organization aimed at providing support to individuals impacted by type 1 diabetes. Mr. McCarter holds a B.A. degree in political science from the University of California, Los Angeles and a M.B.A. from the University of Southern California.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPASS, INC.

Date: April 11, 2022	By:	/s/ Brad Serwin
Brad Serwin General Counsel and Corporate Secretary

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